Citigroup
2006 Retail Conference
February 9, 2006

Dorrit J. Bern
Chairman, CEO and President

Eric M. Specter
Executive Vice President and
Chief Financial Officer

Steven R. Wishner
Sr. Vice President
Finance, Strategy and Business Development

Gayle M. Coolick
Director of Investor Relations

Forward-Looking Statements
This presentation contains certain forward-looking statements concerning the Company's operations, performance, and financial condition. Such forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those indicated. Such risks and uncertainties may include, but are not limited to: failure to implement the Company's business plan for entry into the outlet store distribution channel, failure to successfully integrate the operations of Crosstown Traders, Inc. with Charming Shoppes, Inc., the failure to implement the Company's business plan for increased profitability and growth in the plus-size women's apparel business, the failure to successfully implement the Company's business plan for Crosstown Traders, Inc., changes in or miscalculation of fashion trends, extreme or unseasonable weather conditions, economic downturns, a weakness in overall consumer demand, failure to find suitable store locations, the ability to hire and train associates, trade restrictions and political or financial instability in countries where goods are manufactured, the interruption of merchandise flow from its centralized distribution facilities, competitive pressures, and the adverse effects of acts or threats of war, terrorism, or other armed conflict on the United States and international economies. These, and other risks and uncertainties, are detailed in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the fiscal year ended January 29, 2005 and other Company filings with the Securities and Exchange Commission. Charming Shoppes assumes no duty to update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

Management Estimate
A Multi-Brand,
Multi-Channel
Retailer
$2.75 Billion* In Annual Sales
For The Fiscal Year Ended
January 28, 2006

CHARMING SHOPPES, INC.

LANE BRYANT
FASHION BUG
CATHERINES

Our Retail Store Brands

CHARMING SHOPPES, INC.

OLD PUEBLO TRADERS
Style & Versatility
REGALIA
All About FALL
COWARD
New for fall!
BEDFORD FAIR
lifestyles
MONTEREY BAY
Figi's
Gifts in Good Taste
Lew Magram
The Best New Looks
for day, evening, every moment of your life!
BROWNSTONE STUDIO
Time for Holiday Fun
in comfort & style!
Irresistible Values!
Willow Ridge

Selected Catalog Titles

Management Estimate
A Multi-Brand,
Multi-Channel
Retailer
Our Goal Is To Grow To $4 Billion*
In Annual Sales Over The Next
Three To Four Years

Our Growth Vehicles
•
Organic Store Growth
–
Square Footage Growth Of 5% In Fiscal
Year 2007
•
Capitalize On And Grow Our #1 Plus
Intimate Apparel Market Position
Through Cacique
•
Entry Into Outlet Channel
•
Expansion Of Catalog
•
Accelerate Growth In E-Commerce

Bricks And Mortar
Growth Plans

•
Expand Our Lane Bryant Stores To
1,000
–
Primarily Strip and Lifestyle Based
•
Current Lane Bryant Store Produces
$1.3 - $1.4 Million In Revenues
–
Majority Of Stores In New Cacique
Side By Side Format
Lane Bryant Stores

•
We Hold The #1 Market Share In Specialty
Plus-Size Intimate Apparel
•
During 2005, We Tested A New Store Concept
For Additional Growth In Intimates
•
Our Cacique Side By Side Stores Provide
Compelling Store Economics
–
In Strip And Lifestyle Centers, Average Sales Per
Store Of $1.6 - $1.8 Million
–
Higher Sales Productivity Per Store
Cacique Side By Side
Source: Derived from NPD Research

Cacique Side By Side
Garland, Texas

Cacique Side By Side
Pembroke Pines, Florida

Cacique Side By Side
Pembroke Pines, Florida

•
Entry Into The Outlet Channel
–
Anchored With Product Developed
Exclusively For Outlet
–
Approximately 75 Stores To Open
During July/August 2006
–
Projected Expansion To A Total Of
150 Stores Over Time
Lane Bryant Outlet
Management Estimate

Catalog
Growth Plans

The Lane Bryant
Catalog,
Operated By
Redcats USA,
Today Produces
Annual Revenues
Of More Than
$300 Million
The Lane Bryant Catalog
Charming Shoppes’
Management Estimate
Lane Bryant Catalog Owned And Operated by Redcats USA

CHARMING SHOPPES, INC.

LANE BRYANT
FIRST LOOK AT 2006

The Reversion
Of The
Trademark
For the Lane
Bryant Catalog
Is Planned For
October 2007
The Lane Bryant Catalog
Lane Bryant Catalog Owned And Operated by Redcats USA

Launch New Titles
•
Leverage Our Catalog Infrastructure To
Launch:
–
Lane Bryant Apparel
–
Lane Bryant Home
–
Lane Bryant Footwear
–
Catherines Apparel

–
Catherines Home
–
Fashion Bug Apparel
–
Fashion Bug Home
–
Fashion Bug Footwear

CHARMING SHOPPES, INC.

Fall 2005
LANE BRYANT

LANE BRYANT

CHARMING SHOPPES, INC.

Quality. Comfort. Sizes.
CATHERINES
PLUS SIZES
Value, and Selection Since 1866
New for fall!
Quality fashion footwear, plus our largest selection of lined, cold-weather boots this season
SIZES & WIDTHS
Order anytime 1-800-362-8400

CATHERINES®
footwear fashions
Dexter
WWWW
Widths
Order anytime 1-866-259-1362 Buy now, pay later.

CHARMING SHOPPES, INC.

FASHION BUG
AT HOME
Order by April 30, 2005 and get a coupon for $5 off any purchase of $25 or more at Fashion Bug® Stores
FASHION BUG
1•800•290•7260

•
Our Combined Customer Databases
Include 75 Million Unique Names
•
We Will Leverage Our Extensive Database
To Drive Sales
•
Charming’s Database Provides
Cross-Selling Opportunities For Crosstown,
And A Vehicle To Drive Increased Sales
Through Existing And Future Catalogs
Catalog:
Our Growth Opportunities

•
E-Commerce Sales Have Doubled In
Each Of The Last 2 Years
•
Use Multi-Channel Structure To Drive
Additional Growth In E-Commerce
–
Intimate Apparel Web Mall
–
ShoeTrader.com
Accelerate Growth In
E-Commerce

OUTLETS
CATALOG
$4 Billion
$100 Million
$800 Million
MULTI-BRAND
MULTI-CHANNEL RETAILER
BRICKS &
MORTAR
$2.9 Billion
E-COMMERCE
$200 Million
Our Three To Four
Year Financial
Plans Include:

Financial Review

CHARMING SHOPPES, INC.

($ in millions)	FY 2006 (e)	% of sales	FY 2005	% of sales
Sales	$2,750.0	100%	$2,332.3	100%
Gross Profit	$825.0	30.0%	$692.1	29.7%
SG&A	$660.0	24.0%	$577.3	24.8%
Pre-Tax Income	$152 - $154	5.6%	$101.7	4.4%
Net Income	$96 - $97	3.5%	$64.5	2.8%
Net Income Per Share	$.74 - $.75		$0.52	
Shares	137 million		133.2 million

•
Highlights (projections):
•
18% Revenue Growth
•
30 bps Expansion In The Gross Margin, 80 bps Leverage in SG&A
•
Approximately 50% Year over Year Growth In Net Income, On Top Of A
70% Increase Last Year
•
2 Year CAGR Of 59% In Net Income
FY 2006 Projected Financial Performance
(Fiscal Year Ended January 28, 2006)

FY 2007 Projected Financial Plan
(Fiscal Year Ending February 3, 2007)
•
Revenue Growth Of 11% - 13%
•
Gross Margin Of 29.0% - 29.5%
•
Merchandise Margin Expansion
•
SG&A Ratio Of 23.5% - 24.0%
•
EPS Growth Of 10% - 12%, To
$0.81 - $0.83

   Please Refer To http://www.charmingshoppes.com/investors/earnings/index.asp For A Reconciliation Of GAAP
To Non-GAAP Financial Measures. (e) - Management Estimate.
FY 2007 Financial Metrics(e)

(Fiscal Year Ending February 3, 2007)
•
Capital Expenditures (Gross)
Projected At Approximately $135
Million(e)
•
155 New Stores, Including 75 Outlets
•
Free Cash Flow* Projected At
Approximately $60 Million
•
Depreciation And Amortization Of $80
- $85 Million(e)

•
Highlights:
•
$100 Million In Cash Utilized For The Purchase Of Crosstown
Traders During FY 2006
•
Additional Debt Of $110 Million Associated With Purchase Of
Crosstown Traders During FY 2006
Selected Balance Sheet Data

(Fiscal Years Ended January 28, 2006 and January 29, 2005)
($ in Millions)                                                    FY 2006(e)                        FY 2005
_______________________________________________________________________
Cash and                             $180                              $273
Investments
Long Term Debt                   $205                              $225
Total Assets                      $1,600                          $1,304

Summary Of Financial Projections
•
Based On Our Growth Opportunities And Building On
Our Multi-Channel Strategy, Our Three To Four Year
Financial Plans Include:
–
CAGRs In The Low-Teens For Net Sales
–
CAGRs In The Mid-Teens For Net Income
–
EBIT Margins In The 7% - 8% Range, On The Higher
Revenue Base
•
Maintain Strong Liquidity From Internally Generated
Free Cash Flow and Bank Credit Line

Citigroup
2006 Retail Conference
February 9, 2006

Citigroup
2006 Retail Conference
February 9, 2006

Citigroup
2006 Retail Conference
February 9, 2006